Biological assets and inventory	12 Months Ended
Dec. 31, 2017
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Biological assets and inventory
7.	Biological assets and inventory

The Company’s biological assets consist of cannabis plants. The changes in the carrying amount of the biological assets are as follows:

	2017	2016
Biological assets - beginning of year	$1,795	$—
Gain on revaluation of biological assets	11,620	2,179
Increase due to acquisition of Peace Naturals	—	866
Transferred to inventory upon harvest	(9,693)	(1,250)

Biological assets - end of year	$3,722	$1,795

The effect of changes in fair value of biological assets and inventory during the year include:

	2017	2016
Unrealized change in fair value of biological assets	$(11,620)	$(2,179)
Realized fair value increments on inventory sold during the year	3,956	266

Net effect of changes in fair value of biological assets and inventory	$(7,664)	$(1,913)

The Company values its biological assets at the end of each reporting period at fair value less costs to sell. This is determined using a valuation model to estimate the expected harvest yield per plant applied to the estimated price per gram less processing and selling costs. This model also considers the progress in the plant life cycle.

Management has made the following estimates in this valuation model:

•	The average number of weeks in the growing cycle is fifteen weeks from propagation to harvest;

•	The average harvest yield of whole flower is 182 grams per plant;

•	The average selling price of whole flower is $8.50 per gram;

•	Processing costs include drying and curing, testing and packaging, post-harvest overhead allocation, and oil extraction costs estimated to be $0.82 per gram; and

•	Selling costs include shipping, order fulfillment, and labelling, estimated to be $0.97 per gram.

The estimates of growing cycle, harvest yield, and costs per gram are based on the Company’s historical results. The estimate of the selling price per gram is based on the Company’s historical sales in addition to the Company’s expected sales price going forward.

Management has quantified the sensitivity of the inputs, and determined the following:

•	Selling price per gram – a decrease in the selling price per gram by 5% would result in the biological asset value decreasing by $227 (2016 - $88) and inventory decreasing by $443 (2016 - $68)

•	Harvest yield per plant – a decrease in the harvest yield per plant of 5% would result in the biological asset value decreasing by $181 (2016 - $110)

These inputs are level 3 on the fair value hierarchy, and are subject to volatility and several uncontrollable factors, which could significantly affect the fair value of biological assets in future periods.

As at December 31, 2017, the biological assets were on average, 46% complete (2016 – 50%), and the estimated fair value less costs to sell of dry cannabis was $6.71 per gram. As of December 31, 2017, it is expected that the Company’s biological assets will ultimately yield approximately 1,695 kg of cannabis (2016 - 213 kg). As at December 31, 2017, the Company has 7,353 plants that are biological assets (2016 - 2,558 plants).

Inventory as at December 31 consists of the following:

	2017	2016
Dry cannabis
Finished goods	$6,145	$1,502
Work-in-process	1,630	—

	7,775	1,502
Cannabis oils
Finished goods	332	—
Raw materials	183	194
Supplies and consumables	126	212

	$8,416	$1,908

As at December 31, 2017, the Company held 815 kg of dry cannabis and 137 L of cannabis oil as finished goods (2016 - 236 kg). In addition, the Company held 243 kg of work-in-process (2016 - Nil), which is comprised of harvested cannabis in the processing stage, and 0.288 kg of seeds in raw materials (2016 - 0.298 kg).